Exhibit 4.4

OMNIBUS AMENDMENT

TO

INDENTURE SUPPLEMENTS

This OMNIBUS AMENDMENT TO INDENTURE SUPPLEMENTS, dated as of October 16, 2014 (this “Amendment”), is entered into by and among BARCLAYS DRYROCK ISSUANCE TRUST, as Issuer (the “Issuer”) and U.S. BANK NATIONAL ASSOCIATION, as the Indenture Trustee (the “Indenture Trustee”), and acknowledged and agreed to by BARCLAYS BANK DELAWARE (“BBD”).

WHEREAS, the Issuer intends to provide additional credit enhancement for the Series 2012-2, Series 2013-1, Series 2014-1 and Series 2014-2 Class A Notes (the “Notes”), by issuing additional Class B Notes for each effected Note pursuant to Section 4.10(c) of the Indenture;

WHEREAS, Barclays Dryrock Funding LLC intends to purchase the additional Class B Notes pursuant to series specific note purchase agreements; and

WHEREAS, the parties hereto desire to amend the agreements listed on Schedule I of this Amendment (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture Supplements”) as provided herein.

NOW, THEREFORE, in consideration of the premises and agreements contained herein and notwithstanding anything to the contrary set forth in the Indenture Supplements, the undersigned parties hereby agree as follows:

ARTICLE I

AMENDMENTS

Section 1.01.      Amendments to the Indenture Supplements.

(a)	The Series 2012-2 Indenture Supplement, dated as of November 16, 2012, by and between the Issuer and the Indenture Trustee, is hereby amended as follows:
(i)	by deleting the definition of “Allocation Amount” in Section 1.01 in its entirety and revising it to read as follows:

““Allocation Amount” means, as of the Closing Date, the Series 2012-2 Stated Principal Amount and on any date of determination thereafter, the sum of, without duplication, (a) the Allocation Amount determined as of the later of the Closing Date or the date of determination immediately prior to the then current date of determination, plus (b) the amount of all increases in the Series 2012-2 Stated Principal Amount resulting from the issuance

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of additional Notes since the prior date of determination, plus (c) all reimbursements, as provided in Section 4.04(e) or otherwise, of reductions in the Allocation Amount due to Investor Charge-Offs or Reallocated Principal Collections since the prior date of determination, minus (d) the amount of the reduction in the Allocation Amount due to Investor Charge-Offs since the prior date of determination, determined as set forth in Section 4.07, minus (e) the amount of the reduction in the Allocation Amount due to the application of Reallocated Principal Collections since the prior date of determination, determined as set forth in Section 4.08, minus (f) the amount deposited into the Principal Funding Account or (without duplication) paid to the Series 2012-2 Noteholders (in each case, after giving effect to any deposits, allocations, reallocations or withdrawals to be made on that day) since the prior date of determination; provided, however, that (1) the Allocation Amount may never be less than zero, (2) the Allocation Amount may never be greater than the Adjusted Outstanding Dollar Principal Amount and (3) if there is a sale of Collateral in accordance with Section 4.14, the Allocation Amount will be reduced to zero upon such sale.”

(ii)	by deleting the definition of “Base Rate” in Section 1.01 in its entirety and revising it to read as follows:

““Base Rate” means, with respect to any Payment Date, the sum of (a) the annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of the Class A Monthly Interest and the Class B Monthly Interest for such Payment Date and the denominator of which is the Outstanding Dollar Principal Amount as of the Record Date for such Payment Date (or with respect to the November 2014 Payment Date, the daily average of the Outstanding Dollar Principal Amount for the October 2014 Monthly Period) and (b) the Servicing Fee Percentage for such Payment Date.”

(iii)	by deleting the definition of “Class B Stated Principal Amount” in Section 1.01 in its entirety and revising it to read as follows:

““Class B Stated Principal Amount” means $100,000,000.”

(iv)	by deleting the definition of “Controlled Accumulation Amount” in Section 1.01 in its entirety and revising it to read as follows:

““Controlled Accumulation Amount” means $33,333,333.34; provided, however, that if the Servicer elects to postpone the commencement of the Controlled Accumulation Period in accordance with Section 4.06(c), it shall be an amount equal to the

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Outstanding Dollar Principal Amount of such Series of Notes as of the first day of the Controlled Accumulation Period divided by the Controlled Accumulation Period Length.”

(v)	by deleting the definition of “Series 2012-2 Floating Allocation Percentage” in Section 1.01 in its entirety and revising it to read as follows:

““Series 2012-2 Floating Allocation Percentage” means, with respect to any Monthly Period for such Monthly Period, and any date of determination as of such date of determination in such Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Allocation Amount as of the beginning of the first day of such Monthly Period (or, with respect to any Monthly Period in which there is an issuance of additional Notes of an Outstanding Series of Notes occurring in such Monthly Period, the Allocation Amount (after giving effect to any increase to the Allocation Amount resulting from the issuance of the additional Notes) as of any date of determination on or after the date of such issuance of additional Notes of an Outstanding Series of Notes), and the denominator of which is the greater of (i) the Pool Balance as of the beginning of the first day of such Monthly Period as adjusted in accordance with the provisions below related to this clause (i), or (ii) the sum of the numerators used to calculate the Floating Allocation Percentages for all Series of Notes as of the beginning of the first day of such Monthly Period as adjusted in accordance with the provisions below related to this clause (ii). With respect to any Monthly Period in which an Addition Date or a Removal Date occurs, on such Addition Date or Removal Date, as applicable, the amount calculated above pursuant to clause (i) shall be adjusted to give effect to all increases and decreases in the Pool Balance occurring in such Monthly Period from the first day of such Monthly Period to and including such Addition Date or Removal Date. With respect to any Monthly Period in which there is a new issuance of Notes or an additional issuance of Notes of an Outstanding Series of Notes, in each case, pursuant to Section 4.10 of the Indenture, the amount calculated above pursuant to clause (ii) shall be adjusted to give effect to all increases in the sum of the allocation amounts resulting from such new Series of Notes or additional issuance of Notes of an Outstanding Series of Notes occurring in such Monthly Period from the immediately preceding date of determination in such Monthly Period to and including the date of issuance of such new Series of Notes or the additional issuance of Notes of an Outstanding Series of Notes.”

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(vi)	by deleting the definition of “Series 2012-2 “Portfolio Yield” in Section 1.01 in its entirety and revising it to read as follows:

““Series 2012-2 Portfolio Yield” means, for any Monthly Period (which, in the case of the first Monthly Period, shall be determined pursuant to Section 2.01(e)), the annualized percentage equivalent of a fraction:

(a) the numerator of which is equal to the sum of:

(A) the Series 2012-2 Available Finance Charge Collections with respect to such Monthly Period; minus

(B) the Series 2012-2 Default Amount for such Monthly Period; and

(b) the denominator of which is the Allocation Amount as of the last day of the preceding Monthly Period (or with respect to the November 2014 Monthly Period, the daily average of the Allocation Amount for the October 2014 Monthly Period).”

(vii)	by deleting the definition of “Series 2012-2 Principal Allocation Percentage” in Section 1.01 in its entirety and revising it to read as follows:

““Series 2012-2 Principal Allocation Percentage” means, with respect to any Monthly Period for such Monthly Period, and any date of determination as of such date of determination in such Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is (a) during the Revolving Period, the Allocation Amount as of the beginning of the first day of such Monthly Period (or, with respect to any Monthly Period in which there is an issuance of additional Notes of an Outstanding Series of Notes occurring in such Monthly Period, the Allocation Amount (after giving effect to any increase to the Allocation Amount resulting from the issuance of the additional Notes) as of any date of determination on or after the date of such issuance of additional Notes of an Outstanding Series of Notes) and (b) during the Controlled Accumulation Period or the Early Amortization Period, the Allocation Amount as of the close of business on the date on which the Revolving Period shall have terminated, and the denominator of which is the greater of (i) the Pool Balance as of the beginning of the first day of such Monthly Period as adjusted in accordance with the provisions below related to this clause (i), or (ii) the sum of the numerators used to calculate the Principal Allocation Percentages for all Series of Notes as adjusted in accordance with the provisions below

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related to this clause (ii). With respect to any Monthly Period in which an Addition Date or a Removal Date occurs, on such Addition Date or Removal Date, as applicable, the amount calculated above pursuant to clause (i) shall be adjusted to give effect to all increases and decreases in the Pool Balance occurring in such Monthly Period from the first day of such Monthly Period to and including such Addition Date or Removal Date. With respect to any Monthly Period in which there is a new issuance of Notes or an additional issuance of Notes of an Outstanding Series of Notes, in each case, pursuant to Section 4.10 of the Indenture, the amount calculated above pursuant to clause (ii) shall be adjusted to give effect to all increases in the sum of the allocation amounts resulting from such new Series of Notes or additional issuance of Notes of an Outstanding Series of Notes occurring in such Monthly Period from the immediately preceding date of determination in such Monthly Period to and including the date of issuance of such new Series of Notes or the additional issuance of Notes of an Outstanding Series of Notes.”

(viii)	by deleting the definition of “Series 2012-2 Stated Principal Amount” in Section 1.01 in its entirety and revising it to read as follows:

““Series 2012-2 Stated Principal Amount” means $400,000,000.”

(b)	The Series 2013-1 Indenture Supplement, dated as of October 10, 2013, by and between the Issuer and the Indenture Trustee, is hereby amended as follows:
(i)	by deleting the definition of “Allocation Amount” in Section 1.01 in its entirety and revising it to read as follows:

““Allocation Amount” means, as of the Closing Date, the Series 2013-1 Stated Principal Amount and on any date of determination thereafter, the sum of, without duplication, (a) the Allocation Amount determined as of the later of the Closing Date or the date of determination immediately prior to the then current date of determination, plus (b) the amount of all increases in the Series 2013-1 Stated Principal Amount resulting from the issuance of additional Notes since the prior date of determination, plus (c) all reimbursements, as provided in Section 4.04(e) or otherwise, of reductions in the Allocation Amount due to Investor Charge-Offs or Reallocated Principal Collections since the prior date of determination, minus (d) the amount of the reduction in the Allocation Amount due to Investor Charge-Offs since the prior date of determination, determined as set forth in Section 4.07, minus (e) the amount of the reduction in the Allocation Amount

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due to the application of Reallocated Principal Collections since the prior date of determination, determined as set forth in Section 4.08, minus (f) the amount deposited into the Principal Funding Account or (without duplication) paid to the Series 2013-1 Noteholders (in each case, after giving effect to any deposits, allocations, reallocations or withdrawals to be made on that day) since the prior date of determination; provided, however, that (1) the Allocation Amount may never be less than zero, (2) the Allocation Amount may never be greater than the Adjusted Outstanding Dollar Principal Amount and (3) if there is a sale of Collateral in accordance with Section 4.14, the Allocation Amount will be reduced to zero upon such sale.”

(ii)	by deleting the definition of “Base Rate” in Section 1.01 in its entirety and revising it to read as follows:

““Base Rate” means, with respect to any Payment Date, the sum of (a) the annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of the Class A Monthly Interest and the Class B Monthly Interest for such Payment Date and the denominator of which is the Outstanding Dollar Principal Amount as of the Record Date for such Payment Date (or with respect to the November 2014 Payment Date, the daily average of the Outstanding Dollar Principal Amount for the October 2014 Monthly Period) and (b) the Servicing Fee Percentage for such Payment Date.”

(iii)	by deleting the definition of “Class B Stated Principal Amount” in Section 1.01 in its entirety and revising it to read as follows:

““Class B Stated Principal Amount” means $189,655,000.”

(iv)	by deleting the definition of “Controlled Accumulation Amount” in Section 1.01 in its entirety and revising it to read as follows:

““Controlled Accumulation Amount” means $57,471,250.00; provided, however, that if the Servicer elects to postpone the commencement of the Controlled Accumulation Period in accordance with Section 4.06(c), it shall be an amount equal to the Outstanding Dollar Principal Amount of such Series of Notes as of the first day of the Controlled Accumulation Period divided by the Controlled Accumulation Period Length.”

(v)	by deleting the definition of “Series 2013-1 Floating Allocation Percentage” in Section 1.01 in its entirety and revising it to read as follows:
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““Series 2013-1 Floating Allocation Percentage” means, with respect to any Monthly Period for such Monthly Period, and any date of determination as of such date of determination in such Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Allocation Amount as of the beginning of the first day of such Monthly Period (or, with respect to any Monthly Period in which there is an issuance of additional Notes of an Outstanding Series of Notes occurring in such Monthly Period, the Allocation Amount (after giving effect to any increase to the Allocation Amount resulting from the issuance of the additional Notes) as of any date of determination on or after the date of such issuance of additional Notes of an Outstanding Series of Notes), and the denominator of which is the greater of (i) the Pool Balance as of the beginning of the first day of such Monthly Period as adjusted in accordance with the provisions below related to this clause (i), or (ii) the sum of the numerators used to calculate the Floating Allocation Percentages for all Series of Notes as of the beginning of the first day of such Monthly Period as adjusted in accordance with the provisions below related to this clause (ii). With respect to any Monthly Period in which an Addition Date or a Removal Date occurs, on such Addition Date or Removal Date, as applicable, the amount calculated above pursuant to clause (i) shall be adjusted to give effect to all increases and decreases in the Pool Balance occurring in such Monthly Period from the first day of such Monthly Period to and including such Addition Date or Removal Date. With respect to any Monthly Period in which there is a new issuance of Notes or an additional issuance of Notes of an Outstanding Series of Notes, in each case, pursuant to Section 4.10 of the Indenture, the amount calculated above pursuant to clause (ii) shall be adjusted to give effect to all increases in the sum of the allocation amounts resulting from such new Series of Notes or additional issuance of Notes of an Outstanding Series of Notes occurring in such Monthly Period from the immediately preceding date of determination in such Monthly Period to and including the date of issuance of such new Series of Notes or the additional issuance of Notes of an Outstanding Series of Notes.”

(vi)	by deleting the definition of “Series 2013-1 “Portfolio Yield” in Section 1.01 in its entirety and revising it to read as follows:

““Series 2013-1 Portfolio Yield” means, for any Monthly Period (which, in the case of the first Monthly Period, shall be determined pursuant to Section 2.01(e)), the annualized percentage equivalent of a fraction:

(a) the numerator of which is equal to the sum of:

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(A) the Series 2013-1 Available Finance Charge Collections with respect to such Monthly Period; minus

(B) the Series 2013-1 Default Amount for such Monthly Period; and

(b) the denominator of which is the Allocation Amount as of the last day of the preceding Monthly Period (or with respect to the November 2014 Monthly Period, the daily average of the Allocation Amount for the October 2014 Monthly Period).”

(vii)	by deleting the definition of “Series 2013-1 Principal Allocation Percentage” in Section 1.01 in its entirety and revising it to read as follows:

““Series 2013-1 Principal Allocation Percentage” means, with respect to any Monthly Period for such Monthly Period, and any date of determination as of such date of determination in such Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is (a) during the Revolving Period, the Allocation Amount as of the beginning of the first day of such Monthly Period (or, with respect to any Monthly Period in which there is an issuance of additional Notes of an Outstanding Series of Notes occurring in such Monthly Period, the Allocation Amount (after giving effect to any increase to the Allocation Amount resulting from the issuance of the additional Notes) as of any date of determination on or after the date of such issuance of additional Notes of an Outstanding Series of Notes) and (b) during the Controlled Accumulation Period or the Early Amortization Period, the Allocation Amount as of the close of business on the date on which the Revolving Period shall have terminated, and the denominator of which is the greater of (i) the Pool Balance as of the beginning of the first day of such Monthly Period as adjusted in accordance with the provisions below related to this clause (i), or (ii) the sum of the numerators used to calculate the Principal Allocation Percentages for all Series of Notes as adjusted in accordance with the provisions below related to this clause (ii). With respect to any Monthly Period in which an Addition Date or a Removal Date occurs, on such Addition Date or Removal Date, as applicable, the amount calculated above pursuant to clause (i) shall be adjusted to give effect to all increases and decreases in the Pool Balance occurring in such Monthly Period from the first day of such Monthly Period to and including such Addition Date or Removal Date. With respect to any Monthly Period in which there is a new issuance of Notes or an additional issuance of Notes of an Outstanding Series of Notes, in each case, pursuant to Section 4.10 of the Indenture,

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the amount calculated above pursuant to clause (ii) shall be adjusted to give effect to all increases in the sum of the allocation amounts resulting from such new Series of Notes or additional issuance of Notes of an Outstanding Series of Notes occurring in such Monthly Period from the immediately preceding date of determination in such Monthly Period to and including the date of issuance of such new Series of Notes or the additional issuance of Notes of an Outstanding Series of Notes.”

(viii)	by deleting the definition of “Series 2013-1 Stated Principal Amount” in Section 1.01 in its entirety and revising it to read as follows:

““Series 2013-1 Stated Principal Amount” means $689,655,000.”

(c)	The Series 2014-1 Indenture Supplement, dated as of March 4, 2014, by and between the Issuer and the Indenture Trustee, is hereby amended as follows:
(i)	by deleting the definition of “Allocation Amount” in Section 1.01 in its entirety and revising it to read as follows:

““Allocation Amount” means, as of the Closing Date, the Series 2014-1 Stated Principal Amount and on any date of determination thereafter, the sum of, without duplication, (a) the Allocation Amount determined as of the later of the Closing Date or the date of determination immediately prior to the then current date of determination, plus (b) the amount of all increases in the Series 2014-1 Stated Principal Amount resulting from the issuance of additional Notes since the prior date of determination, plus (c) all reimbursements, as provided in Section 4.04(e) or otherwise, of reductions in the Allocation Amount due to Investor Charge-Offs or Reallocated Principal Collections since the prior date of determination, minus (d) the amount of the reduction in the Allocation Amount due to Investor Charge-Offs since the prior date of determination, determined as set forth in Section 4.07, minus (e) the amount of the reduction in the Allocation Amount due to the application of Reallocated Principal Collections since the prior date of determination, determined as set forth in Section 4.08, minus (f) the amount deposited into the Principal Funding Account or (without duplication) paid to the Series 2014-1 Noteholders (in each case, after giving effect to any deposits, allocations, reallocations or withdrawals to be made on that day) since the prior date of determination; provided, however, that (1) the Allocation Amount may never be less than zero, (2) the Allocation Amount may never be greater than the Adjusted Outstanding Dollar Principal Amount and (3) if there is a sale of

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Collateral in accordance with Section 4.14, the Allocation Amount will be reduced to zero upon such sale.”

(ii)	by deleting the definition of “Base Rate” in Section 1.01 in its entirety and revising it to read as follows:

““Base Rate” means, with respect to any Payment Date, the sum of (a) the annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of the Class A Monthly Interest and the Class B Monthly Interest for such Payment Date and the denominator of which is the Outstanding Dollar Principal Amount as of the Record Date for such Payment Date (or with respect to the November 2014 Payment Date, the daily average of the Outstanding Dollar Principal Amount for the October 2014 Monthly Period) and (b) the Servicing Fee Percentage for such Payment Date.”

(iii)	by deleting the definition of “Class B Stated Principal Amount” in Section 1.01 in its entirety and revising it to read as follows:

““Class B Stated Principal Amount” means $246,551,000.”

(iv)	by deleting the definition of “Controlled Accumulation Amount” in Section 1.01 in its entirety and revising it to read as follows:

““Controlled Accumulation Amount” means $74,712,583.34; provided, however, that if the Servicer elects to postpone the commencement of the Controlled Accumulation Period in accordance with Section 4.06(c), it shall be an amount equal to the Outstanding Dollar Principal Amount of such Series of Notes as of the first day of the Controlled Accumulation Period divided by the Controlled Accumulation Period Length.”

(v)	by deleting the definition of “Series 2014-1 Floating Allocation Percentage” in Section 1.01 in its entirety and revising it to read as follows:

““Series 2014-1 Floating Allocation Percentage” means, with respect to any Monthly Period for such Monthly Period, and any date of determination as of such date of determination in such Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Allocation Amount as of the beginning of the first day of such Monthly Period (or, with respect to any Monthly Period in which there is an issuance of additional Notes of an Outstanding Series of Notes occurring in such Monthly Period, the Allocation Amount (after giving effect to any increase to the Allocation Amount resulting from the issuance of the additional Notes) as of any date

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of determination on or after the date of such issuance of additional Notes of an Outstanding Series of Notes), and the denominator of which is the greater of (i) the Pool Balance as of the beginning of the first day of such Monthly Period as adjusted in accordance with the provisions below related to this clause (i), or (ii) the sum of the numerators used to calculate the Floating Allocation Percentages for all Series of Notes as of the beginning of the first day of such Monthly Period as adjusted in accordance with the provisions below related to this clause (ii). With respect to any Monthly Period in which an Addition Date or a Removal Date occurs, on such Addition Date or Removal Date, as applicable, the amount calculated above pursuant to clause (i) shall be adjusted to give effect to all increases and decreases in the Pool Balance occurring in such Monthly Period from the first day of such Monthly Period to and including such Addition Date or Removal Date. With respect to any Monthly Period in which there is a new issuance of Notes or an additional issuance of Notes of an Outstanding Series of Notes, in each case, pursuant to Section 4.10 of the Indenture, the amount calculated above pursuant to clause (ii) shall be adjusted to give effect to all increases in the sum of the allocation amounts resulting from such new Series of Notes or additional issuance of Notes of an Outstanding Series of Notes occurring in such Monthly Period from the immediately preceding date of determination in such Monthly Period to and including the date of issuance of such new Series of Notes or the additional issuance of Notes of an Outstanding Series of Notes.”

(vi)	by deleting the definition of “Series 2014-1 “Portfolio Yield” in Section 1.01 in its entirety and revising it to read as follows:

““Series 2014-1 Portfolio Yield” means, for any Monthly Period (which, in the case of the first Monthly Period, shall be determined pursuant to Section 2.01(e)), the annualized percentage equivalent of a fraction:

(a) the numerator of which is equal to the sum of:

(A) the Series 2014-1 Available Finance Charge Collections with respect to such Monthly Period; minus

(B) the Series 2014-1 Default Amount for such Monthly Period; and

(b) the denominator of which is the Allocation Amount as of the last day of the preceding Monthly Period (or with respect to the November 2014 Monthly Period, the daily average of the Allocation Amount for the October 2014 Monthly Period).”

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(vii)	by deleting the definition of “Series 2014-1 Principal Allocation Percentage” in Section 1.01 in its entirety and revising it to read as follows:

““Series 2014-1 Principal Allocation Percentage” means, with respect to any Monthly Period for such Monthly Period, and any date of determination as of such date of determination in such Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is (a) during the Revolving Period, the Allocation Amount as of the beginning of the first day of such Monthly Period (or, with respect to any Monthly Period in which there is an issuance of additional Notes of an Outstanding Series of Notes occurring in such Monthly Period, the Allocation Amount (after giving effect to any increase to the Allocation Amount resulting from the issuance of the additional Notes) as of any date of determination on or after the date of such issuance of additional Notes of an Outstanding Series of Notes) and (b) during the Controlled Accumulation Period or the Early Amortization Period, the Allocation Amount as of the close of business on the date on which the Revolving Period shall have terminated, and the denominator of which is the greater of (i) the Pool Balance as of the beginning of the first day of such Monthly Period as adjusted in accordance with the provisions below related to this clause (i), or (ii) the sum of the numerators used to calculate the Principal Allocation Percentages for all Series of Notes as adjusted in accordance with the provisions below related to this clause (ii). With respect to any Monthly Period in which an Addition Date or a Removal Date occurs, on such Addition Date or Removal Date, as applicable, the amount calculated above pursuant to clause (i) shall be adjusted to give effect to all increases and decreases in the Pool Balance occurring in such Monthly Period from the first day of such Monthly Period to and including such Addition Date or Removal Date. With respect to any Monthly Period in which there is a new issuance of Notes or an additional issuance of Notes of an Outstanding Series of Notes, in each case, pursuant to Section 4.10 of the Indenture, the amount calculated above pursuant to clause (ii) shall be adjusted to give effect to all increases in the sum of the allocation amounts resulting from such new Series of Notes or additional issuance of Notes of an Outstanding Series of Notes occurring in such Monthly Period from the immediately preceding date of determination in such Monthly Period to and including the date of issuance of such new Series of Notes or the additional issuance of Notes of an Outstanding Series of Notes.”

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(viii)	by deleting the definition of “Series 2014-1 Stated Principal Amount” in Section 1.01 in its entirety and revising it to read as follows:

““Series 2014-1 Stated Principal Amount” means $896,551,000.”

(d)	The Series 2014-2 Indenture Supplement, dated as of May 28, 2014, by and between the Issuer and the Indenture Trustee, and acknowledged and agreed to by BBD, is hereby amended as follows:
(i)	by deleting the definition of “Allocation Amount” in Section 1.01 in its entirety and revising it to read as follows:

““Allocation Amount” means, as of the Closing Date, the Series 2014-2 Stated Principal Amount and on any date of determination thereafter, the sum of, without duplication, (a) the Allocation Amount determined as of the later of the Closing Date or the date of determination immediately prior to the then current date of determination, plus (b) the amount of all increases in the Series 2014-2 Stated Principal Amount resulting from the issuance of additional Notes since the prior date of determination, plus (c) all reimbursements, as provided in Section 4.04(e) or otherwise, of reductions in the Allocation Amount due to Investor Charge-Offs or Reallocated Principal Collections since the prior date of determination, minus (d) the amount of the reduction in the Allocation Amount due to Investor Charge-Offs since the prior date of determination, determined as set forth in Section 4.07, minus (e) the amount of the reduction in the Allocation Amount due to the application of Reallocated Principal Collections since the prior date of determination, determined as set forth in Section 4.08, minus (f) the amount deposited into the Principal Funding Account or (without duplication) paid to the Series 2014-2 Noteholders (in each case, after giving effect to any deposits, allocations, reallocations or withdrawals to be made on that day) since the prior date of determination; provided, however, that (1) the Allocation Amount may never be less than zero, (2) the Allocation Amount may never be greater than the Adjusted Outstanding Dollar Principal Amount and (3) if there is a sale of Collateral in accordance with Section 4.14, the Allocation Amount will be reduced to zero upon such sale.”

(ii)	by deleting the definition of “Base Rate” in Section 1.01 in its entirety and revising it to read as follows:

““Base Rate” means, with respect to any Payment Date, the sum of (a) the annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of the Class A Monthly

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Interest and the Class B Monthly Interest for such Payment Date and the denominator of which is the Outstanding Dollar Principal Amount as of the Record Date for such Payment Date (or with respect to the November 2014 Payment Date, the daily average of the Outstanding Dollar Principal Amount for the October 2014 Monthly Period) and (b) the Servicing Fee Percentage for such Payment Date.”

(iii)	by deleting the definition of “Class B Stated Principal Amount” in Section 1.01 in its entirety and revising it to read as follows:

““Class B Stated Principal Amount” means $237,068,000.”

(iv)	by deleting the definition of “Controlled Accumulation Amount” in Section 1.01 in its entirety and revising it to read as follows:

““Controlled Accumulation Amount” means $71,839,000.00; provided, however, that if the Servicer elects to postpone the commencement of the Controlled Accumulation Period in accordance with Section 4.06(c), it shall be an amount equal to the Outstanding Dollar Principal Amount of such Series of Notes as of the first day of the Controlled Accumulation Period divided by the Controlled Accumulation Period Length.”

(v)	by deleting the definition of “Series 2014-2 Floating Allocation Percentage” in Section 1.01 in its entirety and revising it to read as follows:

““Series 2014-2 Floating Allocation Percentage” means, with respect to any Monthly Period for such Monthly Period, and any date of determination as of such date of determination in such Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Allocation Amount as of the beginning of the first day of such Monthly Period (or, with respect to any Monthly Period in which there is an issuance of additional Notes of an Outstanding Series of Notes occurring in such Monthly Period, the Allocation Amount (after giving effect to any increase to the Allocation Amount resulting from the issuance of the additional Notes) as of any date of determination on or after the date of such issuance of additional Notes of an Outstanding Series of Notes), and the denominator of which is the greater of (i) the Pool Balance as of the beginning of the first day of such Monthly Period as adjusted in accordance with the provisions below related to this clause (i), or (ii) the sum of the numerators used to calculate the Floating Allocation Percentages for all Series of Notes as of the beginning of the first day of such Monthly Period as adjusted in accordance with the provisions

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below related to this clause (ii). With respect to any Monthly Period in which an Addition Date or a Removal Date occurs, on such Addition Date or Removal Date, as applicable, the amount calculated above pursuant to clause (i) shall be adjusted to give effect to all increases and decreases in the Pool Balance occurring in such Monthly Period from the first day of such Monthly Period to and including such Addition Date or Removal Date. With respect to any Monthly Period in which there is a new issuance of Notes or an additional issuance of Notes of an Outstanding Series of Notes, in each case, pursuant to Section 4.10 of the Indenture, the amount calculated above pursuant to clause (ii) shall be adjusted to give effect to all increases in the sum of the allocation amounts resulting from such new Series of Notes or additional issuance of Notes of an Outstanding Series of Notes occurring in such Monthly Period from the immediately preceding date of determination in such Monthly Period to and including the date of issuance of such new Series of Notes or the additional issuance of Notes of an Outstanding Series of Notes.”

(vi)	by deleting the definition of “Series 2014-2 “Portfolio Yield” in Section 1.01 in its entirety and revising it to read as follows:

““Series 2014-2 Portfolio Yield” means, for any Monthly Period (which, in the case of the first Monthly Period, shall be determined pursuant to Section 2.01(e)), the annualized percentage equivalent of a fraction:

(a) the numerator of which is equal to the sum of:

(A) the Series 2014-2 Available Finance Charge Collections with respect to such Monthly Period; minus

(B) the Series 2014-2 Default Amount for such Monthly Period; and

(b) the denominator of which is the Allocation Amount as of the last day of the preceding Monthly Period (or with respect to the November 2014 Monthly Period, the daily average of the Allocation Amount for the October 2014 Monthly Period).”

(vii)	by deleting the definition of “Series 2014-2 Principal Allocation Percentage” in Section 1.01 in its entirety and revising it to read as follows:

““Series 2014-2 Principal Allocation Percentage” means, with respect to any Monthly Period for such Monthly Period, and any date of determination as of such date of determination in such Monthly Period, the percentage equivalent (which percentage shall

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never exceed 100%) of a fraction, the numerator of which is (a) during the Revolving Period, the Allocation Amount as of the beginning of the first day of such Monthly Period (or, with respect to any Monthly Period in which there is an issuance of additional Notes of an Outstanding Series of Notes occurring in such Monthly Period, the Allocation Amount (after giving effect to any increase to the Allocation Amount resulting from the issuance of the additional Notes) as of any date of determination on or after the date of such issuance of additional Notes of an Outstanding Series of Notes) and (b) during the Controlled Accumulation Period or the Early Amortization Period, the Allocation Amount as of the close of business on the date on which the Revolving Period shall have terminated, and the denominator of which is the greater of (i) the Pool Balance as of the beginning of the first day of such Monthly Period as adjusted in accordance with the provisions below related to this clause (i), or (ii) the sum of the numerators used to calculate the Principal Allocation Percentages for all Series of Notes as adjusted in accordance with the provisions below related to this clause (ii). With respect to any Monthly Period in which an Addition Date or a Removal Date occurs, on such Addition Date or Removal Date, as applicable, the amount calculated above pursuant to clause (i) shall be adjusted to give effect to all increases and decreases in the Pool Balance occurring in such Monthly Period from the first day of such Monthly Period to and including such Addition Date or Removal Date. With respect to any Monthly Period in which there is a new issuance of Notes or an additional issuance of Notes of an Outstanding Series of Notes, in each case, pursuant to Section 4.10 of the Indenture, the amount calculated above pursuant to clause (ii) shall be adjusted to give effect to all increases in the sum of the allocation amounts resulting from such new Series of Notes or additional issuance of Notes of an Outstanding Series of Notes occurring in such Monthly Period from the immediately preceding date of determination in such Monthly Period to and including the date of issuance of such new Series of Notes or the additional issuance of Notes of an Outstanding Series of Notes.”

(viii)	by deleting the definition of “Series 2014-2 Stated Principal Amount” in Section 1.01 in its entirety and revising it to read as follows:

““Series 2014-2 Stated Principal Amount” means $862,068,000.”

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ARTICLE II

CONDITIONS PRECEDENT

Section 2.01.      Effectiveness. The amendments provided for by this Amendment shall become effective upon satisfaction of the following conditions:

(a)	delivery of an Issuer Tax Opinion to the Owner Trustee and the Indenture Trustee;
(b)	delivery of an Officer’s Certificate, from the Issuer, to the Indenture Supplements Trustee and the Owner Trustee, to the effect that the Issuer reasonably believes that such amendments will not have an Adverse Effect and is not reasonably expected to have an Adverse Effect at any time in the future;
(c)	satisfaction of the Note Rating Agency Condition; and
(d)	counterparts of this Amendment, duly executed by the parties hereto.

ARTICLE III

MISCELLANEOUS

Section 3.01.      Waiver of Notice. Notwithstanding anything to the contrary set forth in the Indenture Supplements, each of the undersigned parties hereby waive any notice or other timing requirements with respect to and gives its consent to the amendments provided for herein.

Section 3.02.      Ratification of the Indenture Supplements. Except as specifically amended, modified or supplemented by this Amendment, the Indenture Supplements are each hereby confirmed and ratified in all respects and shall remain in full force and effect. This Amendment shall not constitute a novation of the Indenture Supplements, but shall constitute an amendment thereof. Each of the parties to the Indenture Supplements agree to be bound by the terms of the obligations of the Indenture Supplements, as amended by this Amendment, as though the terms and obligations of such Indenture Supplements were set forth herein.

Section 3.03.      Counterparts. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

Section 3.04.      Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE

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PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 3.05.      Defined Terms and Section References. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Indenture Supplements. All Section or Subsection references herein shall mean Sections or Subsections in the Indenture Supplements, except as otherwise provided herein.

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IN WITNESS WHEREOF, the undersigned parties have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, all as of the date first above written.

BARCLAYS DRYROCK ISSUANCE TRUST, as Issuer
By: Wilmington Trust, National Association, not in its individual capacity but solely as Owner Trustee on behalf of the Trust

By: /s/ Rachel Simpson
Name: Rachel L. Simpson
Title: Assistant Vice President

U.S. BANK NATIONAL ASSOCIATION,
not in its individual capacity but solely as Indenture Trustee

By: /s/ John L. Linssen
Name: John L. Linssen
Title: Vice President

BARCLAYS BANK DELAWARE,
as Servicer

By: /s/ M. Yasser Resvi
Name: M. Yasser Rezvi
Title: Treasurer

SCHEDULE I

1. Series 2012-2 Indenture Supplement, dated as of November 16, 2012, by and between the Issuer and the Indenture Trustee.

2. Series 2013-1 Indenture Supplement, dated as of October 10, 2013, by and between the Issuer and the Indenture Trustee.

3. Series 2014-1 Indenture Supplement, dated as of March 4, 2014, by and between the Issuer and the Indenture Trustee.

4. Series 2014-2 Indenture Supplement, dated as of May 28, 2014, by and between the Issuer and the Indenture Trustee, and acknowledged and agreed to by BBD.